American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Select Fund
Supplement dated November 28, 2017 Summary Prospectus dated April 10, 2017 (as revised August 1, 2017) and Prospectus dated April 10, 2017

The following is added as the last paragraph under the Principal Investment Strategies section on page 2 of the summary prospectus and page 3 of the prospectus.
The fund may write covered calls on a portion of the fund’s holdings in common stock when the portfolio managers believe call premiums are attractive relative to the price of the underlying security.

The following is added as the fourth bullet point under the Principal Risks section on pages 2 and 3 of the summary prospectus and page 3 of the prospectus.

•	Covered Call Risk – Writing covered calls may limit the fund’s ability to participate in price increases of the underlying securities and could lower the fund’s return.

The following is added as the fourth paragraph under the What are the fund's principal investment strategies? subsection on page 6 of the prospectus.
The fund may write covered calls on a portion of the fund’s holdings in common stock when the portfolio managers believe call premiums are attractive relative to the price of the underlying security. A fund writing a covered call option is obligated to sell or deliver the underlying security, which the fund holds in its portfolio, in return for the strike price upon exercise of the option.

The following is added as the fourth paragraph under the What are the principal risks of investing in the fund? subsection on page 6 of the prospectus.
Writing covered calls may limit the fund’s ability to participate in price increases of the underlying securities and could lower the fund’s return.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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